UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2013

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia	30324
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

On February 22, 2013, the Company issued a press release announcing that it will participate in the 15th Annual Credit Suisse Global Services Conference, to be held March 10-13, 2013 at The Phoenician, in Scottsdale, Arizona.  The Company has furnished with this Form 8-K as Exhibit 99.1 a press release of this announcement.

Harry Cynkus, Senior Vice President, Chief Financial Officer and Treasurer will make a presentation on Monday, March 11, 2013 at 12:30 p.m. MST.  The presentation will provide a corporate overview, highlight the services Rollins provides and discuss the most recent published financial results.

ITEM 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated February 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: February 22, 2013	By:	/s/ Harry J. Cynkus
	Name:	Harry J. Cynkus
	Title:	Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)